UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2014

The Hillman Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13293	23-2874736
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

10590 Hamilton Avenue
Cincinnati, Ohio 45231
(Address of principal executive offices)
Registrant's telephone number, including area code: (513) 851-4900

Not Applicable
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Reference is made to the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”), dated May 16, 2014, by and among OHCP HM Acquisition Corp. (“OHCP HM Acquisition”), a Delaware corporation and direct parent of The Hillman Companies, Inc., a Delaware corporation (“Hillman” or the “Registrant”), HMAN Group Holdings Inc., an affiliate of CCMP Capital Advisors, LLC (“CCMP”) (the “Purchaser”), HMAN Intermediate Holdings Corp., a Delaware corporation and wholly owned direct subsidiary of the Purchaser, HMAN Merger Sub Corp., a Delaware corporation and wholly owned indirect subsidiary of the Purchaser (the “Merger Sub”), and Oak Hill Capital Partners III, L.P. and Oak Hill Capital Management Partners II, L.P., acting collectively as representative of OHCP HM Acquisition’s stockholders and optionholders, whereby the Purchaser will acquire 100% of the capital stock of OHCP HM Acquisition in a reverse triangular merger pursuant to which Merger Sub will merge with and into OHCP HM Acquisition, with OHCP HM Acquisition as the surviving company (the “Merger”).

The anticipated financing for the Merger is expected to consist of borrowings by The Hillman Group, Inc. (the “Hillman Group”) under a new $610.0 million 7-year term senior secured term loan facility and a new $70.0 million 5-year senior secured revolving credit facility, a portion of which may be drawn on the closing date to finance the Merger, the issuance by the Hillman Group of $270.0 million 8-year senior unsecured notes (or borrowings of up to $270.0 million under a senior unsecured bridge facility in lieu thereof) and approximately $545 million of equity contributions (including roll-over equity) by affiliates of CCMP and certain co-investors, affiliated stockholders of Oak Hill Capital Partners and members of management. As previously disclosed, Hillman’s publicly traded trust preferred securities will remain outstanding, will not be converted or exchanged, and will continue to trade on the NYSE-AMEX under the ticker symbol “HLM.PR” and the Hillman Group’s existing senior credit facilities and senior notes will be repaid in full. Following these transactions, the Registrant expects the Hillman Group’s pro forma total debt to Pro Forma Adjusted EBITDA (as defined below) would be approximately 6.5x, based upon Pro Forma Adjusted EBITDA for the twelve months ended March 31, 2014 of approximately $135.7 million.

To supplement the financial information presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Registrant uses certain non-GAAP financial measures.  The Registrant defines (i) “EBITDA” as net income (loss) before income tax (benefit) expense, interest expense, net, interest expense on junior subordinated debentures, investment income on common trust securities, depreciation and amortization; (ii) “Adjusted EBITDA” further adjusts EBITDA to exclude certain cash and non-cash, non-recurring or unusual items; and (iii) “Pro Forma Adjusted EBITDA,” further adjusts Adjusted EBITDA to give effect to annualized run-rate cost savings from certain strategic initiatives, facilities closures and acquisition synergies.

The following table provides a reconciliation of the Registrant’s net income (loss) to EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA for the twelve months ended March 31, 2014 (dollars in millions):

Twelve Months Ended March 31, 2014

Net loss	$(0.6)
Income tax benefit	(3.1)
Interest expense, net	47.7
Interest expense on junior subordinated debentures	12.6
Investment income on trust common securities	(0.4)
Depreciation	26.1
Amortization	22.2
EBITDA	$104.6
Stock compensation expense (a)	9.3
Management fees (b)	0.1
Foreign exchange (gain)/loss (c)	1.1
Merger-related expenses (d)	7.0
Restructuring costs (e)	4.2
Other adjustments (f)	0.5
Adjusted EBITDA	126.7
Purchasing savings (g)	8.1
2013 facilities closures (h)	0.6
Acquisition synergies (i)	0.5
Pro Forma Adjusted EBITDA	$135.7
_____________________________

(a) Represents non-cash compensation expense in connection with our stock option plan.  Compensation expense increased in 2013 in connection with the Registrant’s acquisition of all of the issued and outstanding Class A common shares of H. Paulin & Co., Limited on February 19, 2013 (the “Paulin Acquisition”).

(b) Represents expenses reimbursed to Oak Hill.

(c) Represents foreign exchange gains and losses associated with a foreign exchange swap loss in connection with the Paulin Acquisition, the timing of payments, and non-cash gains and losses on U.S. dollar-denominated intercompany debt to our Australian, Canadian and Mexican subsidiaries.

(d) Includes professional fees related to acquisitions and costs to integrate acquisitions, as well as non-cash expenses in 2013 associated with purchase accounting resulting from the Paulin Acquisition.

(e) Includes historical facility closures and related severance costs paid to individuals in connection with completed acquisitions and distribution optimization as well as costs in 2013 related to executive restructuring and transitioning of our Chief Executive Officer.

(f) Reflects various non-recurring and non-cash items.

(g) Represents the pro forma impact of run-rate costs savings agreed with vendors in exchange for higher committed volumes based on savings calculated against actual SKU volume.

(h) Represents pro forma impact of U.S. facilities closed during 2013.

(i) Represents run-rate cost savings and synergies for actions taken in connection with the Paulin Acquisition.

The information furnished in this Item 7.01 – “Regulation FD Disclosure” of this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or the future performance or financial condition of Hillman or OHCP HM Acquisition following the acquisition of OHCP HM Acquisition.  These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties.  Actual results and condition may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Hillman’s filings with the Securities and Exchange Commission.  Neither Hillman nor OHCP HM Acquisition undertakes any duty to update any forward-looking statements made herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2014	THE HILLMAN COMPANIES, INC.

	By:	/s/ Anthony A. Vasconcellos
	Name:	Anthony A. Vasconcellos
	Title:	Chief Financial Officer